UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2017
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)

(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01 Other Events
On December 6, 2017, National Storage Affiliates Trust (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus supplement and accompanying prospectus (the “Preliminary Prospectus”) under its effective shelf registration statement on Form S-3 pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to a proposed public offering of 5,000,000 of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Offering”). The Preliminary Prospectus contains certain updated disclosure regarding the Company’s business. There can be no assurance that the Company will be able to complete the Offering on the terms described above or at all.
Recent Developments
Self Storage Property Acquisitions
From October 1, 2017 through December 5, 2017, the Company acquired 29 self storage properties located in 10 states, comprising approximately 1.9 million rentable square feet, configured in approximately 14,000 storage units for approximately $181.4 million. Consideration for these acquisitions included approximately $170.2 million of cash, OP equity of approximately $9.1 million (consisting of 319,865 OP units and 53,553 subordinated performance units) and the assumption of approximately $2.1 million of other working capital liabilities. Of these acquisitions, the Company acquired two from its existing participating regional operators (“PROs”) and 27 from third-party sellers.
Based on its underwriting, the Company believes the aggregate purchase price of the 29 properties acquired between October 1, 2017 and December 5, 2017, represents a weighted average underwritten capitalization rate of approximately 5.9%.
From October 1, 2017 through December 5, 2017, the Company's unconsolidated real estate venture acquired one self storage property comprising approximately 75,000 rentable square feet, configured in approximately 400 storage units for approximately $9.3 million. The unconsolidated real estate venture financed the acquisition with capital contributions from the venture members, of which the Company contributed $2.4 million.
The Company has also entered into contracts to acquire 32 self storage properties located in six states, comprising approximately 1.7 million rentable square feet, configured in approximately 15,000 storage units for aggregate consideration of approximately $179.5 million. Consideration for these acquisitions is expected to include approximately $136.9 million of cash, the assumption of approximately $7.8 million of fixed rate mortgages and OP equity of approximately $34.8 million. A portion of the OP equity may consist of a new series of preferred units of the Company's operating partnership, NSA OP, LP (the “Operating Partnership”). Of these acquisitions, the Company expects that it will acquire one from an existing PRO and 31 from third-party sellers. Although the Company currently expects to complete these acquisitions during the fourth quarter of 2017 and first half of 2018, its acquisition of these properties is subject to customary closing conditions. and there is no assurance that these properties will be acquired or will be acquired at the time or pursuant to the terms currently contemplated.
Based on the Company's underwriting, it believes the estimated aggregate purchase price of the 32 properties under contract to be acquired represents a weighted average underwritten capitalization rate of approximately 6.6%.
The Company calculates weighted average underwritten capitalization rate by dividing the anticipated cash net operating income it expects to derive from the self storage properties acquired or under contract for the twelve months immediately following its acquisition or expected acquisition date, as applicable (based upon information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over such period), by the total aggregate purchase price plus anticipated capital expenditures for the twelve months immediately following the acquisition date. The Company calculated the anticipated cash net operating income by subtracting anticipated operating expenses (before interest expense and depreciation and amortization, and supervisory and administrative fees) at each property from the anticipated cash income from the property.
The Company has weighted the underwritten capitalization rate based on purchase price plus anticipated capital expenditures for the twelve months immediately following the acquisition date.
The Company cautions you not to place undue reliance on its weighted average underwritten capitalization rates for the self storage properties the Company acquired since October 1, 2017 or has under contract because they are based on information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over the twelve months immediately following its acquisition or expected acquisition date, as applicable, and they are calculated on a non-GAAP basis. The Company's experience operating these properties may change its expectations with respect to the weighted average underwritten capitalization rates. In addition, the actual weighted average capitalization rates may differ from the underwritten weighted average capitalization rates described above based on numerous factors, including the Company's difficulties achieving assumed occupancy and/or rental rates, unanticipated expenses, the results of the Company's final purchase price allocation and property tax reassessments, as well as the risk factors set forth in the Preliminary Prospectus and documents incorporated by reference therein. The Company can provide no assurance that the actual capitalization rates for these properties will be consistent with the weighted average underwritten capitalization rates set forth above.
The Company also continues to actively track and evaluate a robust pipeline of self storage properties.
Notice of Conversion of Subordinated Performance Units
As previously disclosed, under the terms of the Operating Partnership's partnership agreement, following a two year lock-out period, holders of subordinated performance units may elect, only upon the achievement of certain performance thresholds relating to the properties to which such subordinated performance units relate, to convert all or a portion of such subordinated performance units into OP units one time each year by December 1 of such year. All duly submitted conversion requests will become effective on the immediately following January 1. The conversion ratio for conversions effective January 1, 2018 will be calculated for each series of subordinated performance units by dividing the cash available for distribution, or CAD, per such series of subordinated performance units for the year ended December 31, 2017 by 110% of the CAD per OP unit over the same period. Holders of newly converted OP units will have registration rights similar to the registration rights currently in place for holders of OP units.
As of December 1, 2017, holders of 997,074 subordinated performance units elected to convert their subordinated performance units into OP units. For additional information, see "The Offering" in the Preliminary Prospectus.
FORWARD-LOOKING STATEMENTS
The Company makes forward-looking statements in this report that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. When the Company uses the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, the Company intends to identify forward-looking statements.

The forward-looking statements contained in this report reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.
Statements regarding the following subjects, among others, may be forward-looking:

•	market trends in the Company's industry, interest rates, the debt and lending markets or the general economy;

•	the Company's business and investment strategy;

•	the acquisition of properties, including the ability of the Company's acquisitions to achieve underwritten capitalization rates and the Company's ability to execute on its acquisition pipeline;

•	timing of acquisitions;

•	the Company's relationships with, and its ability and timing to attract additional, PROs;

•	the Company's ability to effectively align the interests of its PROs with the Company and its shareholders;

•	the integration of the Company's PROs and their managed portfolios into the Company, including into its financial and operational reporting infrastructure and internal control framework;

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the Company's operating performance and projected operating results, including its ability to achieve market rents and occupancy levels, reduce operating expenditures and increase the sale of ancillary products and services;

•	the Company's ability to access additional off-market acquisitions;

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actions and initiatives of the U.S. federal, state and local government and changes to U.S. federal, state and local government policies and the execution and impact of these actions, initiatives and policies;

•	the state of the U.S. economy generally or in specific geographic regions, states or municipalities;

•	economic trends and economic recoveries;

•	the Company's ability to obtain and maintain financing arrangements on favorable terms;

•	general volatility of the securities markets in which the Company participates;

•	changes in the value of the Company's assets;

•	projected capital expenditures;

•	the impact of technology on the Company's products, operations, and business;

•	the implementation of the Company's technology and best practices programs (including its ability to effectively implement its integrated Internet marketing strategy);

•	changes in interest rates and the degree to which the Company's hedging strategies may or may not protect it from interest rate volatility;

•	impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;

•	the Company's ability to continue to qualify, and maintain its qualification, as a REIT for U.S. federal income tax purposes;

•	availability of qualified personnel;

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the timing of conversions of subordinated performance units in the Operating Partnership and subsidiaries of the Operating Partnership into OP units in the Operating Partnership, the conversion ratio in effect at such time, and the impact of such convertibility on its diluted earnings (loss) per share;

•	the risks of investing through joint ventures, including whether the anticipated benefits from a joint venture are realized or may take longer to realize than expected;

•	estimates relating to the Company's ability to make distributions to its shareholders in the future; and

•	the Company's understanding of its competition.
The forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Readers should carefully review the Company's financial statements and the notes thereto, as well as the sections entitled “Business,” “Risk Factors,” “Properties,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” described in the Company's Preliminary Prospectus and Annual Report on Form 10-K filed with the SEC on February 28, 2017 (the “Annual Report”), and the other documents the Company files from time to time with the Securities and Exchange Commission. If a change occurs, the Company's business, financial condition, liquidity and results of operations may vary materially from those expressed in the Company's forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Name:	Tamara D. Fischer
Title:	Executive Vice President and Chief Financial Officer

Date: December 6, 2017